Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
Income Taxes
7.	Income Taxes

There is no provision for income taxes for the years ended December 31, 2024 or 2023 because the Company has historically incurred operating losses and maintains a full valuation allowance against its deferred tax assets. The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and liabilities were as follows:

	December 31,
	2024	2023
Deferred tax assets:
Capitalized research and development expenditures	$5,492,204	$3,253,225
Net operating loss carryforwards	3,361,350	2,183,803
Research and development tax credits	1,254,707	1,253,836
Capitalized license fees	781,373	—
Share-based compensation	46,122	24,969
Accruals and other	200,285	13,548
Deferred tax assets	11,136,041	6,729,381

Less valuation allowance	(11,136,041)	(6,729,381)
Net deferred tax assets	$—	$—

Based upon the historical and anticipated future losses, management has determined that the deferred tax assets do not meet the more likely than not threshold for realizability. Accordingly, a full valuation allowance has been recorded against the Company’s net deferred tax assets as of December 31, 2024 and December 31, 2023. The valuation allowance increased by $4.4 million and $3.4 million during the years ended December 31, 2024 and 2023, respectively. The valuation allowance balance for the year ended December 31, 2024, is $11.1 million.

A reconciliation of the federal income tax rate to the Company’s effective tax rate is as follows:

	December 31,
	2024	2023
Federal tax benefit at statutory rate	21.0%	21.0%
State tax, net of federal benefit	6.9	6.9
Research and development credits	1.1	6.4
Provision true-up	(0.1)	—
Permanent differences	(3.1)	—
Change in valuation allowance	(25.8)	(34.3)
Effective income tax rate	—%	—%

At December 31, 2024, the Company has federal and state net operating loss (“NOL”) carryforwards of approximately $13.8 million and $6.8 million, respectively, which may be available to offset future taxable income. At December 31, 2024, the Company has research and development tax credits of approximately $1.3 million. The federal and state net operating loss carryforwards have no expiration. The research and development tax credit will begin to expire in 2040.

Net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service (the “IRS”) and may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50% as defined under Sections 382 and 383 in the Internal Revenue Code, which could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the Company’s value immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has not yet conducted a study to determine if any such limitation exists.

The Tax Cuts and Jobs Act ("TCJA") resulted in significant changes to the treatment of R&D expenditures under Section 174. For tax years beginning after December 31, 2021, for tax purposes only, taxpayers are required to capitalize and amortize all R&D expenditures that are paid or incurred in connection with their trade or business. Specifically, costs for U.S.-based R&D activities must be amortized over five years and costs for foreign R&D activities must be amortized over 15 years, both using a midyear convention. During the year ended December 31, 2024, the Company capitalized $11.4 million of R&D expenses.